Exhibit 10.34
FOURTH OMNIBUS AMENDMENT TO SECURED NOTES
AND THIRD AMENDMENT TO INTERCREDITOR AGREEMENT
This FOURTH OMNIBUS AMENDMENT TO SECURED NOTES AND THIRD AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”), is entered into as of November 25, 2020, by and among HC2 STATION GROUP, INC., HC2 LPTV HOLDINGS, INC., HC2 BROADCASTING INC., HC2 NETWORK INC. (collectively, the “Subsidiary Borrowers”), HC2 BROADCASTING INTERMEDIATE HOLDINGS INC. (the “Intermediate Parent”), HC2 BROADCASTING HOLDINGS INC. (the “Parent Borrower” and, together with the Intermediate Parent and the Subsidiary Borrowers, the “Borrowers” and each, a “Borrower”), MSD PCOF PARTNERS XVIII, LLC (“MSD”), GREAT AMERICAN LIFE INSURANCE COMPANY (“GALIC”), and GREAT AMERICAN INSURANCE COMPANY (“GAIC”, and together with GALIC, “Great American”, and Great American together with MSD, the “Lenders”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Secured Note dated as of October 24, 2019 (the “MSD Secured Note”; the MSD Secured Note as amended by the Consent and First Amendment to Secured Note dated December 19, 2019, the First Omnibus Amendment to Secured Notes and Intercreditor Agreement dated February 21, 2020, the Consent dated August 17, 2020, the Consent dated August 31, 2020, the Consent to Asset Sale dated August 31, 2020, the Second Omnibus Amendment to Secured Notes dated August 31, 2020, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, and this Amendment, the “Amended MSD Secured Note”), by and among the Borrowers and MSD, MSD made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, pursuant to that certain Amended and Restated Secured Note dated as of October 24, 2019 (the “GA Secured Note”; the GA Secured Note as amended by the First Omnibus Amendment to Secured Notes and Intercreditor Agreement dated February 21, 2020, the Consent to Asset Sale dated August 31, 2020, the Second Omnibus Amendment to Secured Notes dated August 31, 2020, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020 and this Amendment, the “Amended GA Secured Note”), by and among the Borrowers and Great American, Great American made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, the relative rights and priorities of the security interests granted to the Lenders under the MSD Secured Note and the GA Secured Note are governed by the terms of that certain Intercreditor Agreement dated as of October 24, 2019 (the “Intercreditor Agreement”; the Intercreditor Agreement as amended by the First Omnibus Amendment to Secured Notes and Intercreditor Agreement dated February 21, 2020 and the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, and this Amendment, the “Amended Intercreditor Agreement”), by and among the Borrowers, MSD, and Great American;
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the MSD Secured Note; and
WHEREAS, the Borrowers have requested that the Lenders amend each of the MSD Secured Note, the GA Secured Note, and the Intercreditor Agreement that such Person is a party to in certain respects, and the Lenders are willing to do so, on the terms and subject to the conditions specified herein.

DB1/ 117172686.3

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows.
1.Amendments to MSD Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 4 below, the MSD Secured Note is hereby amended as follows:
(a)Section 1 of the MSD Secured Note is hereby amended by adding the following new defined terms in the proper alphabetical order:
“DTV Guaranty” means that certain Guaranty, dated and in effect as of the Fourth Omnibus Amendment Effective Date, by the Borrowers and in favor of Great American Life Insurance Company and Great American Insurance Company, which provides for a guaranty of collection of certain DTV Notes.”
“Fourth Omnibus Amendment” means that certain Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement dated November 25, 2020 among the Borrowers, the Lender, and the Initial Lenders.
“Fourth Omnibus Amendment Effective Date” means the Amendment Effective Date, as defined in the Fourth Omnibus Amendment.
(b)The definition of Permitted Indebtedness in Section 1 of the MSD Secured Note is hereby amended by deleting the word “and” prior to clause (ix) and adding the following at the end of such definition:
“; and (x) the unsecured indebtedness pursuant to the DTV Guaranty, which shall be subject to the Intercreditor Agreement.”
2.Amendments to GA Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 4 below, the GA Secured Note is hereby amended as follows:
(a)Section 1 of the GA Secured Note is hereby amended by adding the following new defined terms in the proper alphabetical order:
“DTV Guaranty” means that certain Guaranty, dated and in effect as of the Fourth Omnibus Amendment Effective Date, by the Borrowers and in favor of Great American Life Insurance Company and Great American Insurance Company, which provides for a guaranty of collection of certain DTV Notes.”
“Fourth Omnibus Amendment” means that certain Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement dated November 25, 2020 among the Borrowers, the Lender, and the Initial Lenders.
“Fourth Omnibus Amendment Effective Date” means the Amendment Effective Date, as defined in the Fourth Omnibus Amendment.

(b) The definition of Permitted Indebtedness in Section 1 of the GA Secured Note is hereby amended by deleting the word “and” prior to clause (ix) and adding the following at the end of such definition:
“; and (x) the unsecured indebtedness pursuant to the DTV Guaranty, which shall be subject to the Intercreditor Agreement.”
(c) The definition of Note Document in Section 1 of the GA Secured Note is hereby amended by inserting, immediately following the words, “the Intercompany Note Allonge,” the words “the DTV Guaranty”.
3.Amendments to Intercreditor Agreement.
(a)    Section 1 of the Intercreditor Agreement is hereby amended by adding the following new defined term in the proper alphabetical order:
“DTV Guaranty” means that certain Guaranty, dated and in effect as of the Fourth Omnibus Amendment Effective Date (as defined in the Great American Agreement), by the Borrowers and in favor of Great American Life Insurance Company and Great American Insurance Company, which provides for a guaranty of collection of certain DTV Notes (as defined in the Great American Agreement).
(b)    Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the following definitions in their entirety:
“First Lien Obligations” means (a) all the MSD Agreement Obligations and (b) all the Great American Agreement Obligations (other than the DTV Guaranty).
“Great American Agreement Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of any Borrower arising under (x) any Great American Agreement Document or (y) the DTV Guaranty, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof or any proceeding under any debtor relief law naming such person as the debtor in such proceeding, regardless of whether such interest or fees are allowed or allowable in such proceeding.
(c)    Section 6 of the Intercreditor Agreement is hereby amended by amending and restating Section 6.02 in its entirety as follows:
Section 6.02.    DTV Guaranty. The parties hereto agree that the DTV Guaranty shall be unsecured and no Borrower shall grant any security interest in any assets to secure the obligations thereunder and neither Great American Life Insurance Company nor Great American Insurance Company shall accept any security therefor. Great American hereby agrees that (a) it shall not take any Enforcement Action or exercise any right or remedy with respect to the DTV Guaranty prior to expiration of the Standstill Period (which shall commence upon receipt of notice by MSD that the obligations under the DTV Guaranty are due and payable), and (b) it may not take any action prohibited or otherwise inconsistent with this Agreement (including the terms of Article V) applicable to it as a holder of First Lien Obligations in its capacity as an unsecured creditor and holder of the DTV Guaranty.
4.Conditions to Effectiveness. This Amendment shall be effective as of the date when all of the following conditions have been satisfied (such date the “Amendment Effective Date”):
(a)    the Lenders shall have received a copy of this Amendment duly executed and delivered by each Borrower;
(b)    the Lenders shall have received a certificate from an authorized officer of the Parent Borrower in form and substance reasonably satisfactory to the Lenders certifying that the execution and performance of this Amendment by the Borrowers is not materially adverse to the Holders (as defined in the Preferred Equity Agreement) in accordance with Section 7.01(v) of the Second Amended and Restated Certificate of Designation of Series A Fixed Rate Preferred Stock of HC2 Broadcasting Holdings Inc. dated as of August 31, 2020;
(c)    MSD shall have received a certified true, correct and complete copy of the duly executed and delivered DTV Guaranty, in form and substance acceptable to it.
(d)    Borrowers shall have paid all fees costs and expenses due and payable as of the date hereof under the MSD Secured Note and the GA Secured Note, including without limitation all attorney’s fees and expenses incurred by the Lenders; and
(e)    the representations and warranties set forth in Section 5 hereof shall be true and correct as of the date hereof.
5.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants to the Lenders as follows:
(a)the execution and delivery of this Amendment, and the performance of the Amended MSD Secured Note, the Amended GA Secured Note, the Amended Intercreditor Agreement, and the DTV Guaranty (i) have been duly authorized by all proper and necessary action of the board of directors of such Borrower; and (ii) do not and will not conflict with (x) any material provision of Law or regulatory requirements to which such Borrower is subject, or (y) any charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of such Borrower;
(b)there is no material outstanding decree, decision, judgment or order that has been issued by any court, Governmental Authority, agency or arbitration authority against such Borrower or its FCC Licenses;
(c)(x) no Borrower is in default under or with respect to any Contractual Obligation of such Borrower that could, either individually or in the aggregate reasonably be expected to result in a Material Adverse Change; or (y) no consent or approval of any public authority or any other third party is required as a condition to the validity of this Amendment;
(d)each of this Amendment, the Amended MSD Secured Note, the Amended GA Secured Note, the Amended Intercreditor Agreement, each Note Document (as defined in the Amended MSD Secured Note), and each Note Document (as defined in the Amended GA Secured Note) and the DTV Guaranty is the valid and legally binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms;

(e)the representations and warranties contained in Section 7.3 of the Amended MSD Secured Note and in Section 7.3 of the Amended GA Secured Note are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(f)each Borrower is solvent and is not insolvent (as defined in any applicable bankruptcy or insolvency laws) after giving effect to the transactions contemplated by the Note Documents. No Borrower has incurred or intended to incur debts beyond its ability to pay such debts as they become due. No Borrower intends to hinder, delay or defraud it creditors by or through the execution and delivery of, or performance of its obligations under the Note Documents to which it is a party; and
(g)no Default or Event of Default has occurred and is continuing.
6.Further Assurances. At any time upon the reasonable request of any Lender, each Borrower shall promptly execute and deliver to the Lenders any additional documents as such Lender shall reasonably request pursuant to the Amended MSD Secured Note and the other Note Documents (as defined in the Amended MSD Secured Note) or the Amended GA Secured Note and the other Note Documents (as defined in the Amended GA Secured Note), in each case in form and substance reasonably satisfactory to the Lenders.
7.Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO JURISDICTION, VENUE, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 11 OF THE AMENDED SECURED NOTE, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
8.Binding Effect. This Amendment shall be binding upon the Borrowers and shall inure to the benefit of the Lenders, together with their respective successors and permitted assigns.
9.Effect on Note Documents.
(a)The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the MSD Secured Note, the GA Secured Note, and the Intercreditor Agreement, and shall not be deemed to be a consent to or a modification or amendment of any other term or condition of the MSD Secured Note, the GA Secured Note, or the Intercreditor Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the MSD Secured Note and each of the other Note Documents (as defined in the MSD Secured Note), the GA Secured Note and each of the other Note Documents (as defined in the GA Secured Note), and the Intercreditor Agreement are ratified and confirmed and shall continue in full force and effect.
(b)Each reference in the MSD Secured Note or any other Note Document (as defined in the MSD Secured Note) to this “Note”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the MSD Secured Note shall on and from the date hereof mean and refer to the Amended MSD Secured Note.
(c)Each reference in the GA Secured Note or any other Note Document (as defined in the GA Secured Note) to this “Note”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”,

“thereof”, or words of like import referring to the GA Secured Note shall on and from the date hereof mean and refer to the Amended GA Secured Note.
(d)Each reference in the Intercreditor Agreement to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Intercreditor Agreement shall on and from the date hereof mean and refer to the Amended Intercreditor Agreement.
10.Miscellaneous
(a)This Amendment is a “Note Document” under both the Amended MSD Secured Note and the Amended GA Secured Note. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of a manually executed counterpart of this Amendment.
(b)If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
(c)The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.
(d)This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
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IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be duly executed by its authorized officer as of the day and year first above written.
HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 BROADCASTING INTERMEDIATE HOLDINGS INC.,
as the Intermediate Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 STATION GROUP, INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 LPTV HOLDINGS, INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

[HC2 – Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement]

HC2 BROADCASTING INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 NETWORK INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

[HC2 – Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement]

MSD PCOF PARTNERS XVIII, LLC

By:     /s/ Marcello Liguori
    Name:    Marcello Liguori
    Title:    Vice President

[HC2 – Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement]

GREAT AMERICAN LIFE INSURANCE
COMPANY

By:     /s/ Mark F. Muething
    Name:    Mark F. Muething
    Title:    President

GREAT AMERICAN INSURANCE
COMPANY

By:
    Name:    Stephen C. Bernha
    Title:    Assistant Vice President
[HC2 – Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement]

GREAT AMERICAN LIFE INSURANCE
COMPANY

By:
    Name:    Mark F. Muething
    Title:    President

GREAT AMERICAN INSURANCE
COMPANY

By:     /s/ Stephen C. Bernha
    Name:    Stephen C. Bernha
    Title:    Assistant Vice President
[HC2 – Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement]